UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

California Coastal Communities, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189	02-0426634
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

On August 5, 2004, the Registrant issued a press release announcing that the Registrant has decided to postpone the August 12, 2004 hearing before the California Coastal Commission on its subsidiary's application for a coastal development permit to build 379 homes on the upper bench of its Bolsa Chica mesa property, until October.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits (Furnished Pursuant to Items 5 and 12).

99.1 Press Release of the Registrant, dated August 5, 2004 announcing the postponement of the California Coastal Commission hearing.

The information contained in this report on Form 8-K and the exhibits hereto shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

California Coastal Communities, Inc.
Date: August 9, 2004	By:	/s/ RAYMOND J. PACINI
Raymond J. Pacini
Chief Executive Officer